UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2021

BLUE BIOFUELS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54942	45-4944960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3710 Buckeye Street, Suite 120, Palm Beach Gardens, FL	33410
(Address of principal executive offices)	(Zip Code)

(888) 607-3555
(Registrant’s telephone number, including area code)

ALLIANCE BIOENERGY PLUS, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbols	Name of each exchange on which registered
Common	BIOF	OCT PINK

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As disclosed in the Form 8-K filed on July 30, 2021, on July 27, 2021, Alliance Bioenergy Plus, Inc., now known as Blue Biofuels, Inc. (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada, pursuant to which the Company changed its name from Alliance Bioenergy Plus, Inc. to Blue Biofuels, Inc.

On August 26, 2021, the Company received approval from the Financial Industry Regulatory Authority (FINRA) for the name change and symbol change, and they became effective on August 27, 2021.

As the result, the new symbol for the Company’s common stock is BIOF, and the new CUSIP number for the common stock is 09530Q102.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2021	BLUE BIOFUELS, INC.

/s/ Benjamin Slager
	Name:	Benjamin Slager
	Title:	Chief Executive Officer and Chairman